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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                DECEMBER 17, 2002


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-12641                  45-0306084
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


       2829 SOUTH UNIVERSITY DRIVE
           FARGO, NORTH DAKOTA                                     58103
(Address of principal executive offices)                         (Zip Code)

                                 (701) 297-4288
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On December 16, 2002, the Company received a letter from Ronald D. Offutt, the Chairman of the Board of Directors, Chief Executive Officer and majority stockholder of the Company, expressing an interest in acquiring all of the shares of the Class A Common Stock of the Company that Mr. Offutt does not currently own or control. Attached hereto as Exhibit 99.1 is a copy of the Company's press release dated December 16, 2002 announcing the offer received from Mr. Offutt.

The Company's press release dated December 16, 2002 announcing the offer should indicate that Mr. Offutt beneficially owns 8,125,884 shares of the Company's Class A Common Stock (including 7,450,492 shares of Class B Common Stock convertible into shares of Class A Common Stock), or approximately 63.5% of the voting power of the outstanding shares of Class A Common Stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.
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              Not Applicable.

         (b)  Pro Forma Financial Information.
              -------------------------------

              Not Applicable.

         (c)  Exhibits.
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              Exhibit No.   Description
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                 99.1       Press Release dated December 16, 2002 (filed
                            herewith).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RDO EQUIPMENT CO.


                                                     By: /s/ Steven B. Dewald
                                                         -----------------------
                                                         Steven B. Dewald
                                                         Chief Financial Officer

Dated:  December 17, 2002




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                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS


        EXHIBIT NO.      DESCRIPTION
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           99.1          Press Release dated December 16, 2002 (filed herewith).





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